Equity Investments	12 Months Ended
Dec. 31, 2011
Equity Investments
Equity Investments

3. Equity Investments

Equity investments comprised of investments in publicly traded companies and privately-held companies. The following sets forth the changes in the Company’s equity investments.

	Cost			Available for Sale
	Method	Equity Method		Securities	Total
		(CRIC)	(Others)
Balance at December 31, 2009	$7,106	$572,000	$—	$1,500	$580,606
Investments made	24,262	8,929	8,379	—	41,570
Income (loss) from investment	—	13,066	(462)	—	12,604
Investment impairment	—	(128,554)	—	—	(128,554)
Unrealized gain	—	—	—	868	868
Others	—	1,019	—	—	1,019
Balance at December 31, 2010	31,368	466,460	7,917	2,368	508,113
Investments made	96,829	2,068	18,702	135,657	253,256
Income (loss) from investment	—	2,641	(1,175)	—	1,466
Investment impairment	(386)	(230,258)	—	(50,904)	(281,548)
Unrealized losses, net	—	—	—	(23,257)	(23,257)
Others	1,426	3,477	1,006	—	5,909
Balance at December 31, 2011	$129,237	$244,388	$26,450	$63,864	$463,939

Cost Method

As of December 31, 2011, investments accounted for under the cost method were $129.2 million. Investments were accounted for under the cost method if the Company had no significant influence or if the underlying shares were not considered in substance common shares and had no readily determinable fair value. In October 2011, the Company invested $50.0 million in Yunfeng Funds for the sole purpose of investment in Alibaba Group. Investments in limited partnerships such as the Yunfeng Funds, whose operating and financial policies the Company had virtually no influence over were also accounted for using the cost method.

Equity Method

As of December 31, 2011, investments accounted for under the equity method were $270.8 million, which included a $244.4 million investment in CRIC. Investments are accounted for under the equity method when the Company has significant influence in the investment and the investment is considered in substance common shares.

Investment in CRIC was accounted for using the equity method with the cost allocated as of December 31, 2011 as follows:

(In thousands)
Carrying value of investment in CRIC	$244,388
Proportionate share of CRIC’s shareholders’ equity *(1)	197,225
Excess of carrying value of investment over proportionate share of CRIC’s shareholders’ equity	$47,163

The excess of carrying value has been primarily assigned to:
Goodwill	$24,511
Amortizable intangible assets *(1)	30,195
Deferred tax liabilities	(7,543)
$47,163

Cumulative earnings in equity interest	$15,707

*(1)                        The weighted average life of the intangible assets recorded in CRIC’s financial statements was 10 years and the intangible assets not included in CRIC’s financial statements, excluding the asset with indefinite life, was 7 years.

In April 2008, the Company restructured its real estate and home decoration channels and related business into a new subsidiary, COHT, and sold 34% interest to E-House (China) Holdings Limited (“E-House”), in exchange for a payment of $2.5 million in cash and a 10-year exclusive license for business-to-consumer usage of E-House’s CRIC database to COHT. The operating results of COHT were subsequently consolidated.

In July 2009, the Company entered into a definitive agreement (the “Agreement”) with E-House to merge E-House’s real estate information and consulting services and COHT (the “Transaction”). E-House’s real estate information and consulting services are operated by CRIC, a subsidiary of E-House. Under the Agreement, SINA would contribute its online real estate business into its majority-owned subsidiary COHT, and CRIC would issue its own ordinary shares to SINA to acquire SINA’s equity interest in COHT in exchange for shares in CRIC. In September 2009, the Company entered into an amended and restated advertising agency agreement, a domain name and content license agreement, a trademark license agreement and a software license and support services agreement (the “License Agreements”) with COHT as part of its consideration for the interest in CRIC.

In October 2009, the Transaction was consummated following the listing of CRIC on the NASDAQ Global Select Market. The Company’s interest in CRIC was valued at $572.0 million based on CRIC’s IPO price of $12.00 per American depositary share. On CRIC’s IPO date, the fair value of 66% equity interest in COHT was $384.6 million which was determined by management with the assistance of a valuation consultant. Netting the value of the corresponding shares of the net assets of COHT amounted to $8.0 million (including cash and cash equivalents of $7.6 million and other total assets of $11.9 million, net of total liabilities of $11.5 million), the Company recorded a one-time gain of $376.6 million resulting from the Transaction. The amount allocated to the fair value of the License Agreements was $187.4 million, which represents the difference between the total consideration and the fair value of equity interests of COHT disposed. This amount was recorded as deferred revenue and amortized over the contract term of ten years. Please refer to Note 7 for further details.

Beginning October 1, 2009, the Company no longer consolidates the financial results of COHT and instead accounts for its interest in CRIC using the equity method of accounting. To enable the Company to have more time to collect and analyze CRIC’s results, the Company reports its interest in CRIC one quarter in arrears. In accordance with this lag reporting for its investment in CRIC, the Company did not record any equity income from CRIC for 2009. During 2011 and 2010, the Company acquired an additional $2.1 million and $8.9 million interest in CRIC in the open market, bringing its total ownership to approximately 34% as of December 31, 2011.

In the fourth quarter of 2010, based on an assessment of other-than-temporary impairment, the Company recorded a $128.6 million charge to write down the investment in CRIC to its fair value, based on CRIC’s quoted closing stock price of $9.60 as of December 31, 2010. In the third quarter of 2011, based on the degree and severity of a decline in CRIC’s share price, decline in profit and business outlook for CRIC and the real estate industry in China in general, the Company performed an other-than-temporary impairment assessment on investment in CRIC in the third quarter of 2011, and recorded an additional $230.3 million charge to write down the investment in CRIC to its fair value, based on CRIC’s quoted closing share price of $4.92 as of September 30, 2011.

On October 28, 2011, CRIC announced that its board of directors had received a non-binding proposal from E-House to acquire through a merger all of the outstanding shares of CRIC that are not owned by E-House. CRIC would be privatized and wholly-owned by E-House subsequent to the merger. Pursuant to the definitive merger agreement entered between CRIC and E-House on December 28, 2011, upon the terms and subject to the conditions thereof, at the effective time of the merger, each of the CRIC’s ordinary shares (“CRIC shares”) issued and outstanding immediately prior to the effective time of the merger (including CRIC shares represented by American depositary shares (“CRIC ADSs”), each of which represents one CRIC share) would be cancelled in exchange for the right to receive cash consideration of $1.75, without interest, plus, in the case of each CRIC share (not including CRIC shares represented by CRIC ADSs), 0.6 E-House ordinary shares (“E-House shares”), or, in the case of each CRIC share represented by a CRIC ADS, 0.6 E-House American depositary shares (“E-House ADSs”), each of which represents one E-House share. The merger is subject to customary closing conditions and approval by shareholders of CRIC. Based on the CRIC’s closing share price of $4.05 on the last trading day of 2011, the Company concluded that no other-than-temporary impairment was necessary for its investments in CRIC due to the degree and duration of decline from its carrying value. The share price of CRIC has subsequently reached the Company’s carrying book value. The Company is evaluating the accounting treatment related to the privatization of CRIC.

The Company performs an impairment assessment of its investments under the cost method and equity method whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. As of December 31, 2011, the Company determined that such events and changes did not occur and, thus, concluded that there was no impairment to the carrying value of its equity investments other than in CRIC.

Available-for-Sale Securities

The following table shows the carrying amount and fair value of marketable securities:

	Cost Basis	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In thousands)
December 31, 2010	$1,500	$868	$—	$2,368
Tudou Holdings Limited (“Tudou”)	66,407	—	(38,215)	28,192
MCOX	15,081	—	(2,323)	12,758
Others	$5,633	$17,281	$—	$22,914
December 31, 2011	$87,121	$17,281	$(40,538)	$63,864

As of December 31, 2011, investments in marketable securities, which were held as available-for-sale and reported at fair value, totaled $63.9 million. In 2011, the Company made investments in marketable securities totaling $135.7 million and incurred an impairment charge of $50.9 million on its investment in MCOX. Net unrealized losses were $23.3 million as of December 31, 2011.

The Company reviews its available-for-sale investments regularly to determine if an investment is other-than-temporarily impaired due to changes in quoted market price or other impairment indicators. Based on the closing stock price of $1.37 per share on September 30, 2011, the Company recognized an impairment charge of $50.9 million on MCOX, as its fair value was 77% below the original cost and was unlikely to recover due to projected net losses and limited revenue growth, the low market capitalization and low daily trading activity of its shares, and the underlying e-commerce industry condition in China in general at the time. As of December 31, 2011, investment in Tudou reflected an unrealized loss of $38.2 million, which the Company did not considered other than temporary, as it had just gone public in August 2011 and its share price experienced high volatility and low daily trading volume, its revenues growth was projected to increase and its peer was trading at much higher revenue multiples. The share price of Tudou has subsequently reached the Company’s carrying book value. Changes in market conditions and other facts and circumstances may change the business prospects of these issuers, our assessment that the investment is not other-than-temporarily impaired, as well as our ability and current intent to hold these securities until the prices recover.